UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 12, 2022

ZEBRA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Overlook Point, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 847-634-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $.01 per share	ZBRA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	Zebra Technologies Corporation (the "Company") held its Annual Meeting of Stockholders on May 12, 2022.

(b)	The Company’s stockholders voted on the proposals listed below. For each of Proposals 1 and 2, the Broker Non-Votes totaled 3,346,195.

1	Proposal 1. Election of Three Directors.

For the election of the following persons as Class II Directors to the Board of Directors of the Company to hold office for a three-year term expiring at the 2025 Annual Meeting or until their respective successors are duly elected and qualified:

Directors	For	Authority Withheld
Nelda J. Connors	42,028,367	322,232
Frank B. Modruson	40,215,396	2,135,203
Michael A. Smith	38,145,640	4,204,959

2.	Proposal 2. Advisory Vote to Approve the Compensation of Named Executive Officers.

Advisory vote to approve the following resolution: “Resolved, that the compensation of the Named Executive Officers of Zebra Technologies Corporation, as disclosed pursuant to Item 402 of Regulation S-K, as described in and including the Executive Summary – Compensation Discussion and Analysis, Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this Proxy Statement, is approved by the stockholders of Zebra.”

For	Against	Abstain
38,198,439	4,105,215	46,945

3.	Proposal 3. Ratification of Appointment of Independent Auditors.

To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent auditors of the Company’s financial statements for the year ending December 31, 2022.

For	Against	Abstain
44,971,034	706,417	19,343

Item 8.01.	Other Items.
On May 17, 2022, the Company issued a press release announcing that its Board of Directors authorized the repurchase of up to an additional $1 billion of shares of the Company’s outstanding common stock. The share repurchase program does not have a stated expiration date. The level of the Company’s repurchases depends on a number of factors, including its financial condition, capital requirements, cash flows, results of operations, future business prospects and other factors its management may deem relevant. The timing, volume and nature of repurchases are subject to market conditions, applicable securities laws and other factors, and may be amended, suspended or discontinued at any time. Repurchases may be effected from time to time through open market purchases, including pursuant to a pre-set trading plan meeting the requirements of Rule 10b5-1(c) of the Securities Exchange Act of 1934. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Registrant’s Press Release dated May 17, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: May 17, 2022	By:	/s/ Cristen Kogl
Cristen Kogl
Chief Legal Officer, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Registrant’s Press Release dated May 17, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL)